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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 11, 2004

                              AVATAR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-7616                                         23-1739078
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(Commission File Number)                    (I.R.S. Employer Identification No.)

          201 Alhambra Circle
         Coral Gables, Florida                                           33134
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (305) 442-7000
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              (Registrant's Telephone Number, Including Area Code)

          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure

     The information furnished pursuant to Item 12, "Results of Operations and Financial Condition", is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition

     On March 11, 2004, Avatar Holdings Inc. issued a press release announcing its results for the year ended December 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVATAR HOLDINGS INC.

                                         By: /s/ Juanita I. Kerrigan
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                                             Name: Juanita I. Kerrigan
                                             Title: Vice President and Secretary

Date: March 11, 2004